SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    June 8, 2006

TREND MINING COMPANY
(Exact Name of Registrant as Specified in its Charter)
Delaware	0-31159	81-0304651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5439 South Prince Street Littleton, Colorado 80120
(Address of Principal Executive Offices) (Zip Code)
(303) 798-7363
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed from last report)

             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 19, 2006, the Registrant issued a press release stating Michael Sharratt, a director of the Registrant, unexpectedly passed away on June 14, 2006.

The press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release of the Registrant, dated June 19, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2006
TREND MINING COMPANY
By: /s/ Thomas A. Loucks
Name: Thomas A. Loucks Title: President and Chief Executive Officer